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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 2, 1999, except for Note 8, as to which the date is December 1, 1999 relating to the financial statements of TrueTime, Inc., which appear on Form S-1 (Reg. No. 333-90269).



/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

San Francisco, California
April 27, 2000